Shareholders' Capital	12 Months Ended
Dec. 31, 2022
Share Capital, Reserves And Other Equity Interest [Abstract]
Shareholders' Capital	SHAREHOLDERS' CAPITAL
The authorized capital of Baytex consists of an unlimited number of common shares without nominal or par value and 10.0 million preferred shares without nominal or par value, issuable in series. Baytex establishes the rights and terms of the preferred shares upon issuance. As at December 31, 2022, no preferred shares have been issued by the Company and all common shares issued were fully paid.

The holders of common shares may receive dividends as declared from time to time and are entitled to one vote per share at any meeting of the holders of common shares. All common shares rank equally with regard to the Company's net assets in the event the Company is wound-up or terminated.

During 2022, the TSX accepted Baytex's notice of intention to implement an NCIB. Under the terms of the NCIB, the Company may purchase for cancellation up to 56.3 million common shares over the 12-month period commencing May 9, 2022. The number of shares authorized for repurchase represents 10% of the Company's public float as at April 29, 2022. Purchases are made on the open market at prices prevailing at the time of the transaction.

	Number of Common Shares (000s)	Amount
Balance, December 31, 2020	561,227	$5,729,418
Vesting of share awards	2,986	7,175
Balance, December 31, 2021	564,213	$5,736,593
Vesting of share awards	5,035	8,501
Common shares repurchased and cancelled	(24,318)	(245,430)
Balance, December 31, 2022	544,930	$5,499,664

During 2022, Baytex repurchased and cancelled 24.3 million common shares at an average price of $6.54 per share for total consideration of $159.0 million. The total consideration paid includes the commissions and fees and is recorded as a reduction to shareholders' equity.